SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

             ---------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported) - February 22, 2005

                       FIRST HORIZON NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

   TENNESSEE                             001-15185                    62-0803242
  (State or Other Jurisdiction          (Commission                (IRS Employer
   of Incorporation)                     File Number)        Identification No.)


               165 MADISON AVENUE
               MEMPHIS, TENNESSEE                      38103
          (Address of Principal Executive Office)    (Zip Code)

Registrant's telephone number, including area code - (901) 523-4444


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 22, 2005, the Compensation Committee of the Board of Directors of the registrant took certain actions which resulted in the grant, creation, or supplement of the following compensatory agreements or arrangements with executive officers of the registrant:

       Performance Accelerated Restricted Stock Award Program (PARSAP) (formerly known as TARSAP)

       Acting under authority delegated to it under the 1992 Restricted Stock Incentive Plan (which was shareholder-approved), the Committee provided that a portion of PARSAP shares having the 2002-2004 performance period be withheld by the registrant to the extent necessary to cover withholding taxes related to vesting of such awards. In addition, the Committee provided that all or a portion of PARSAP shares related to the 2002-2004 performance period be deferred to the extent necessary to comport with Section 162(m) of the Internal Revenue Code of 1986, as amended.

       Long-Term Incentive Program (LTIP) Awards

       Acting under authority delegated to it under the 2003 Equity Compensation Plan (which was shareholder-approved), the Committee combined two years of the 2004 LTIP awards (with a performance period of 2004-2006) with the 2005 LTIP awards. In connection with that action, the Committee limited the amount payable under the 2004 LTIP to a single-year amount and granted 2005 LTIP awards with both a two-year performance period (2005-
       2006) and a three-year performance period (2005-2007).


       Salary and Annual Bonus Action

       The Committee approved the salaries for the executive officers of the Company related to the year 2005, which range from $221,000 to $916,000.

       The Committee approved annual cash bonuses of the executive officers of the Company for 2004: J. Kenneth Glass ($285,000), Gerald L. Baker ($3,651,241), Charles G. Burkett ($535,000), Jim L. Hughes ($3,455,000),
       and Larry Martin ($100,000).

       The Committee established target payouts and performance criteria for 2005 annual cash bonuses under the shareholder-approved 2002 Management Incentive Plan (MIP). For the executive officers other than the line business unit heads (Gerald L. Baker, Charles G. Burkett, Jim L. Hughes, and Larry Martin), target bonuses were established ranging from 60% to 125% of base salary, and maximum bonuses are 150% of target. The primary criterion for determining final bonuses will be earnings per share growth for 2005. For the line business unit heads, bonuses were established as a percentage of a measure of applicable business unit pretax income, all in accordance with existing arrangements.

Pursuant to Instruction B.4. to Form 8-K and applicable regulations and releases, forms of documents, and descriptions of arrangements, related to the foregoing will be filed as exhibits to the registrant's next Form 10-K.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST HORIZON NATIONAL CORPORATION

Date: February 28, 2005             By: /s/ Marlin L. Mosby III
                                        -------------------------------------
                                    Name: Marlin L. Mosby III
                                    Title: Executive Vice President and Chief
                                           Financial Officer